Reference Number: FXNSC8749-BXNS196993 - Amended Novation Confirmation
Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as
Supplemental Interest Trust Trustee for the benefit of RALI Series 2006-QA8 Supplemental
Interest Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA8
September 28, 2006

[OBJECT OMITTED]]
                                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                             383 MADISON AVENUE
                                                                       NEW YORK, NEW YORK 10179
                                                                                   212-272-4009

DATE:                            September 28, 2006

TO:                              Deutsche Bank Trust  Company  Americas,  not in its  individual capacity,  but solely as  Supplemental  Interest  Trust Trustee for the benefit of RALI Series 2006-QA8  Supplemental  Interest
                                 Trust, Mortgage Asset-Backed Pass-Through Certificates,  Series
                                 2006-QA8
ATTENTION:                       Trust Administration, RALI Series 2006-QA8
TELEPHONE:                       714-247-6000
FACSIMILE:                       714-247-6285

TO:                              Residential Funding Corporation
ATTENTION:                       Ms. Josie Knorr
TELEPHONE:                       1-952-857-6560
FACSIMILE:                       1-952-352-0503

FROM:                            Derivatives Documentation
TELEPHONE:                       212-272-2711
FACSIMILE:                       212-272-9857

RE:                              AMENDED NOVATION CONFIRMATION

REFERENCE NUMBER(S):  FXNSC8749-BXNS196993

This Novation  Confirmation  is amended and  supersedes  all previous  Novation  Confirmations regarding this Novation Transaction.

The  purpose  of  this  letter  is to  confirm  the  terms  and  conditions  of  the  Novation
Transaction  entered into between the parties and effective  from the Novation Date  specified below.  This  Novation  Confirmation  constitutes a  "Confirmation"  as referred to in the New
Agreement specified below.

1.             The definitions and provisions  contained in the 2004 ISDA Novation Definitions
    (the  "Definitions")  and the  terms  and  provisions  of the 2000  ISDA  Definitions,  as published by the International  Swaps and Derivatives  Association,  Inc. and amended from time to  time,  are  incorporated  in this  Novation  Confirmation.  In the  event  of any inconsistency  between (i) the Definitions,  (ii) the 2000 ISDA Definitions,  and/or (iii)
    the Novation  Agreement and this Novation  Confirmation,  this Novation  Confirmation will govern.

2.  The terms of the Novation  Transaction to which this Novation  Confirmation relates are as follows:

          Novation Trade Date:                      September 28, 2006
          Novation Date:                            September 28, 2006
          Novated Amount:                           USD 784,000,000
          Transferor 1:                             Residential Funding Corporation
          Transferor 2:                             Bear Stearns Bank plc
          Transferee 1:                             Deutsche  Bank Trust  Company  Americas,
                                                    not  in  its  individual  capacity,  but
                                                    solely as  Supplemental  Interest  Trust
                                                    Trustee  for the  benefit of RALI Series
                                                    2006-QA8  Supplemental  Interest  Trust,
                                                    Mortgage    Asset-Backed    Pass-Through
                                                    Certificates, Series 2006-QA8
          Transferee 2:                             Bear Stearns Financial Products Inc.
          New Agreement (between Transferee 1       The Master  Agreement  as defined in the
          and Transferee 2):                        New Confirmation

3.             The terms of the Old Transaction to which this Novation  Confirmation  relates, for identification  purposes, are as specified in each Old Confirmation attached hereto as
    Exhibit A.

4.             The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit B.

          Full First Calculation Period:            Applicable

5.  Offices:

          Transferor 1:                             Not Applicable
          Transferor 2:                             Not Applicable
          Transferee 1:                             Not Applicable
          Transferee 2:                             Not Applicable

6.    Supplemental Interest Trust Trustee Liability Limitations.

It is  expressly  understood  and  agreed  by  the  parties  hereto  that  (a)  this  Novation
Confirmation  is executed and  delivered by Deutsche Bank Trust  Company  Americas  ("Deutsche
Bank"),  not  individually or personally but solely as Supplemental  Interest Trust Trustee of the RALI Series  2006-QA8  Supplemental  Interest Trust (the "Trust"),  in the exercise of the powers and authority  conferred  and vested in it under the Pooling and  Servicing  Agreement,
(b) each of the  representations,  undertakings and agreements  herein made on the part of the
Trust are made and intended not as personal  representations,  undertakings  and agreements by
Deutsche Bank but is made and intended for the purpose of binding only the  Counterparty,  (c)
nothing  herein  contained  shall be  construed as creating  any  liability on Deutsche  Bank, individually  or personally,  to perform any covenant  either  expressed or implied  contained herein,  all such liability,  if any, being expressly  waived by the parties hereto and by any
Person  claiming  by,  through or under the  parties  hereto;  provided  that  nothing in this paragraph shall relieve  Deutsche Bank from  performing its duties and  obligations  under the
Pooling and  Servicing  Agreement in accordance  with the standard of care set forth  therein, and (d) under no  circumstances  shall  Deutsche Bank be personally  liable for the payment of any  indebtedness  or expenses of the  Counterparty  or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by the  Counterparty under this Novation Confirmation or any other related documents.

The parties  confirm  their  acceptance to be bound by this  Novation  Confirmation  as of the
Novation Date by executing a copy of this Novation  Confirmation  and returning a facsimile of the fully-executed  Novation  Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by
their respective execution of a copy of this Novation  Confirmation,  each agrees to the terms of  the  Novation  Confirmation  as it  relates  to  the  Old  Transaction.  Transferee  1 and
Transferee  2, by their  respective  execution of a copy of this Novation  Confirmation,  each agrees to the terms of the Novation  Confirmation  as it relates to the New  Transaction.  For inquiries regarding U.S. Transactions,  please contact DERIVATIVES  DOCUMENTATION by telephone at  212-272-2711.  For  all  other  inquiries  please  contact  DERIVATIVES  DOCUMENTATION  by telephone at 353-1-402-6223.

BEAR STEARNS FINANCIAL PRODUCTS INC.            DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT
                                                IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                                                SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR
By:  _/s/_Ann Manevitz_________________         THE BENEFIT OF RALI SERIES 2006-QA8
        Name:  Annie Manevitz                   SUPPLEMENTAL INTEREST TRUST, MORTGAGE
        Title:    Authorized Signatory          ASSET-BACKED PASS-THROUGH CERTIFICATES,
        Date:                                   SERIES 2006-QA8

                                                By:     /s/ Amy Stoddard
                                                        Name:   Amy Stoddard
                                                        Title:   Authorized Signer
                                                        Date:

BEAR STEARNS BANK PLC                           RESIDENTIAL FUNDING CORPORATION

By:     /s/ Susan Donlon                         By:     /s/ Heather Anderson
        Name: Susan Donlon                              Name:  Heather Anderson
        Title:  Authorized Signatory                    Title:   Associate
        Date:                                           Date:

Reference Number: BXNS196993
Residential Funding Corporation
September 28, 2006

                    Bear Stearns Bank plc is regulated by the Financial Regulator
                           Registered in Dublin, Ireland No. 241404
      Directors: Pascal J Lambert, FR, Jeffrey C Bernstein, USA, Wendy de Monchaux, USA,
   Liam J. MacNamara, Patrick J. Mahon, Michael J. Meagher, Michael Minikes, USA, Samuel L
                                        Molinaro, USA,
          Padraic O'Connor, Michel Peretie, FR, A. Graham Sadler, UK, Niamh G. Walsh

                                                                            BEAR STEARNS BANK PLC
                                                                         BLOCK 8, HARCOURT CENTRE
                                                                                    CHARLOTTE WAY
                                                                                DUBLIN 2, IRELAND
                                                                             Tel (353-1) 402 6200
                                                                             Fax (353-1) 402-6223
                                            EXHIBIT A

DATE:                            September 28, 2006

TO:                              Residential Funding Corporation
ATTENTION:            Ms. Josie Knorr
TELEPHONE:            1-952-857-6560
FACSIMILE:            1-952-352-0503

FROM:                            Derivatives Documentation
TELEPHONE:            353-1-402-6233
FACSIMILE:            353-1-402-6223

SUBJECT:                         Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):  BXNS196993

The purpose of this letter  agreement is to confirm the terms and conditions of the  Transaction entered into on the Trade Date  specified  below (the  "Transaction")  between Bear Stearns Bank plc ( "Bear  Stearns ") and  Residential  Funding  Corporation  ( "Counterparty ").  This letter agreement  constitutes  the sole and  complete  "Confirmation,"  as  referred  to in the  Master
Agreement specified below, with respect to this Transaction.

1.      This  Confirmation  is  subject to and  incorporates  the 2000 ISDA  Definitions  (the
"Definitions"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  This  Confirmation  supplements,  forms a part of and is subject  to the ISDA  Master
Agreement  dated as of November 16, 1999 between Bear Stearns and  Counterparty  (the agreement, as  amended  and  supplemented  from time to time,  being  referred  to  herein  as the  "Master
Agreement").  All  provisions  contained  in,  or  incorporated  by  reference  to,  the  Master
Agreement  shall govern the  Transaction  referenced  in this  Confirmation  except as expressly modified  herein.  In  the  event  of  any  inconsistency  between  this  Confirmation  and  the
Definitions or Master Agreement, this Confirmation shall prevail.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:
      Notional Amount:                            With respect to any Calculation Period, the
                                                  amount set forth for such period in Schedule I
                                                  attached hereto.
      Trade Date:                                 August 28, 2006
      Effective Date:                             September 28, 2006
      Termination Date:                           September 28, 2011
      FIXED AMOUNTS:
           Fixed Rate Payer:                      Counterparty
           Fixed Rate Payer Period End Dates:     The 25th calendar day of each month during the
                                                  Term of this Transaction, commencing October
                                                  25, 2006 and ending on the Termination Date,
                                                  with No Adjustment
           Fixed Rate Payer Payment Dates:        Early Payment shall be applicable. The Fixed
                                                  Rate Payer Payment Dates shall be one Business
                                                  Days preceding each Fixed Rate Payer Period End
                                                  Date.
           Fixed Rate:                            5.30000%
           Fixed Rate Day Count Fraction:         30/360
      FLOATING AMOUNTS:
           Floating Rate Payer:                   Bear Stearns
           Floating Rate Payer Period End Dates:  The 25th calendar day of each month during the
                                                  Term of this Transaction, commencing October
                                                  25, 2006 and ending on the Termination Date,
                                                  with No Adjustment.
           Floating Rate Payer Payment Dates:     Early Payment shall be applicable. The Floating
                                                  Rate Payer Payment Dates shall be one Business
                                                  Days preceding each Floating Rate Payer Period
                                                  End Date.
           Floating Rate for initial
           Calculation Period:                    To be determined.
           Floating Rate Option:                  USD-LIBOR-BBA
           Designated Maturity:                   1 month
           Spread:                                None
           Floating Rate Day Count Fraction:      Actual/360
           Reset Dates:                           The first day of each Calculation Period.
           Compounding:                           Inapplicable
      Business Days:                              New York
      Business Day Convention:                    Following
      Additional Amount:                          In connection with entering into this
                                                  Transaction USD 1,006,000.00 is payable by Bear
                                                  Stearns to Counterparty on September 28, 2006.
      Calculation Agent:                          In accordance with the Master Agreement.

3.    Account Details and Settlement Information:
           Payments to Bear Stearns:              USD PAYMENT INSTRUCTIONS:
                                                  BANK: CITIBANK NA
                                                  ABA/BIC: 021000089
                                                  ACCT NAME: BEAR STEARNS SECURITIES CORP
                                                  ACCT #: 09253186
                                                  FURTHER CR: BEAR STEARNS BANK PLC
                                                  SUBACCT: 1014484024
           Payments to Counterparty:              USD PAYMENT INSTRUCTIONS:
                                                  BANK: JPMORGAN CHASE BANK, NA
                                                  ABA/BIC: 071000013
                                                  ACCT NAME: RFC OPERATING ACCOUNT
                                                  ACCT #: 5315476

ADDITIONAL PROVISIONS:

Agency.  Counterparty  acknowledges  that Bear,  Stearns & Co. Inc. ("BS&C") has acted as agent for  Counterparty  solely for the purposes of arranging  this  Transaction  with its Affiliate,
Bear Stearns.  This Confirmation is being provided by BS&C in such capacity.  Upon your written request,  BS&C will  furnish  you with the time at which this  Transaction  was  entered  into.
Bear Stearns is not a member of the Securities Investor Protection Corporation.

Non-Reliance.  Each party  represents to the other party that (a) it has not received and is not relying upon any legal,  tax,  regulatory,  accounting or other advice (whether written or oral)
of the other party  regarding this  Transaction,  other than  representations  expressly made by that other party in this  Confirmation  and in the Master  Agreement  and (b) in respect of this
Transaction,   (i)  it  has  the  capacity  to  evaluate   (internally  or  through  independent
professional  advice)  this  Transaction  and has  made its own  decision  to  enter  into  this
Transaction and (ii) it understands the terms,  conditions and risks of this  Transaction and is willing to assume  (financially  and  otherwise)  those risks.  Counterparty  acknowledges  that
Bear Stearns has advised  Counterparty to consult its own tax,  accounting and legal advisors in connection with this  Transaction  evidenced by this  Confirmation and that the Counterparty has done so.

                                           SCHEDULE I
        (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                          NOTIONAL AMOUNT
       FROM AND INCLUDING                TO BUT EXCLUDING                      (USD)
         Effective Date                     25-Oct-2006                   784,000,000.00
          25-Oct-2006                       25-Nov-2006                   760,964,429.26
          25-Nov-2006                       25-Dec-2006                   738,605,245.63
          25-Dec-2006                       25-Jan-2007                   716,902,598.97
          25-Jan-2007                       25-Feb-2007                   695,837,221.50
          25-Feb-2007                       25-Mar-2007                   675,390,410.59
          25-Mar-2007                       25-Apr-2007                   655,544,012.33
          25-Apr-2007                       25-May-2007                   636,280,405.33
          25-May-2007                       25-Jun-2007                   617,582,485.15
          25-Jun-2007                       25-Jul-2007                   599,433,649.16
          25-Jul-2007                       25-Aug-2007                   581,817,781.75
          25-Aug-2007                       25-Sep-2007                   564,719,240.14
          25-Sep-2007                       25-Oct-2007                   548,122,840.44
          25-Oct-2007                       25-Nov-2007                   532,013,844.24
          25-Nov-2007                       25-Dec-2007                   516,377,945.49
          25-Dec-2007                       25-Jan-2008                   501,201,257.91
          25-Jan-2008                       25-Feb-2008                   486,470,302.58
          25-Feb-2008                       25-Mar-2008                   472,171,996.06
          25-Mar-2008                       25-Apr-2008                   458,293,638.74
          25-Apr-2008                       25-May-2008                   444,822,903.66
          25-May-2008                       25-Jun-2008                   431,747,825.48
          25-Jun-2008                       25-Jul-2008                   419,056,789.97
          25-Jul-2008                       25-Aug-2008                   406,738,523.64
          25-Aug-2008                       25-Sep-2008                   394,782,083.80
          25-Sep-2008                       25-Oct-2008                   383,176,848.79
          25-Oct-2008                       25-Nov-2008                   371,912,508.65
          25-Nov-2008                       25-Dec-2008                   360,979,055.91
          25-Dec-2008                       25-Jan-2009                   350,366,776.76
          25-Jan-2009                       25-Feb-2009                   340,066,242.39
          25-Feb-2009                       25-Mar-2009                   330,068,300.68
          25-Mar-2009                       25-Apr-2009                   320,364,068.07
          25-Apr-2009                       25-May-2009                   310,944,921.66
          25-May-2009                       25-Jun-2009                   301,802,491.59
          25-Jun-2009                       25-Jul-2009                   292,928,653.59
          25-Jul-2009                       25-Aug-2009                   284,315,530.41
          25-Aug-2009                       25-Sep-2009                   275,952,643.19
          25-Sep-2009                       25-Oct-2009                   267,835,396.40
          25-Oct-2009                       25-Nov-2009                   259,956,706.64
          25-Nov-2009                       25-Dec-2009                   252,309,567.97
          25-Dec-2009                       25-Jan-2010                   244,887,180.12
          25-Jan-2010                       25-Feb-2010                   237,682,942.38
          25-Feb-2010                       25-Mar-2010                   230,690,447.80
          25-Mar-2010                       25-Apr-2010                   223,903,477.50
          25-Apr-2010                       25-May-2010                   217,315,995.12
          25-May-2010                       25-Jun-2010                   210,922,141.53
          25-Jun-2010                       25-Jul-2010                   204,716,229.52
          25-Jul-2010                       25-Aug-2010                   198,692,738.89
          25-Aug-2010                       25-Sep-2010                   192,846,311.44
          25-Sep-2010                       25-Oct-2010                   187,171,746.26
          25-Oct-2010                       25-Nov-2010                   181,663,995.16
          25-Nov-2010                       25-Dec-2010                   176,318,158.08
          25-Dec-2010                       25-Jan-2011                   171,129,478.86
          25-Jan-2011                       25-Feb-2011                   166,093,340.93
          25-Feb-2011                       25-Mar-2011                   161,205,263.27
          25-Mar-2011                       25-Apr-2011                   156,460,896.40
          25-Apr-2011                       25-May-2011                   151,856,018.54
          25-May-2011                       25-Jun-2011                   147,386,531.85
          25-Jun-2011                       25-Jul-2011                   143,048,458.80
          25-Jul-2011                       25-Aug-2011                   138,837,938.64
          25-Aug-2011                    Termination Date                 134,740,995.45

BEAR STEARNS [OBJECT OMITTED]]
                                                                                  BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                    383 MADISON AVENUE
                                                                                              NEW YORK, NEW YORK 10179
                                                                                                          212-272-4009
                                                      EXHIBIT B

DATE:                                 September 28, 2006

TO:                                   Deutsche  Bank Trust  Company  Americas,  not in its  individual  capacity,  but solely as  Supplemental  Interest  Trust  Trustee for the benefit of RALI Series
                                      2006-QA8  Supplemental   Interest  Trust,  Mortgage  Asset-Backed   Pass-Through
                                      Certificates, Series 2006-QA8
ATTENTION:                            Trust Administration, RALI Series 2006-QA8
TELEPHONE:                            714-247-6000
FACSIMILE:                            714-247-6285

FROM:                                 Derivatives Documentation
TELEPHONE:                            212-272-2711
FACSIMILE:                            212-272-9857

SUBJECT:                              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):                  FXNSC8749 - Amended

The purpose of this letter agreement  ("Agreement") is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns Financial Products Inc. ("BSFP") and
Deutsche Bank Trust Company  Americas,  not in its  individual  capacity,  but solely as  Supplemental  Interest Trust
Trustee for the benefit of RALI Series  2006-QA8  Supplemental  Interest  Trust,  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2006-QA8 (the  "Counterparty").  This letter  agreement,  which evidences a complete and binding agreement  between  you  and  us to  enter  into  the  Transaction  on  the  terms  set  forth  below,  constitutes  a
"Confirmation" as referred to in the ISDA Form Master Agreement (as defined below).

1.       This  Agreement  is  subject  to  and  incorporates  the  (the  "2000  Definitions"),  as  published  by  the
International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this Agreement in lieu of  negotiating  a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA
Form Master  Agreement") but,  rather,  an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency  between the  provisions  of this
Agreement and the  Definitions or the ISDA Form Master  Agreement,  this  Agreement  shall prevail for purposes of the
Transaction.  Terms  capitalized  but not  defined  herein  shall have the  meaning  attributed  to them in the Series
Supplement  dated as of September 1, 2006 (the "Series  Supplement"),  to the Standard  Terms of Pooling and Servicing
Agreement  dated as of March 1, 2006 (the  "Standard  Terms",  and together with the Series  Supplement,  the "Pooling and Servicing Agreement"),  among Residential Accredit Loans, Inc., as Depositor,  Residential Funding Corporation, as
Master Servicer and Deutsche Bank Trust Company Americas as Trustee.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          September 28, 2006

       Effective Date:                      September 28, 2006

       Termination Date:                    September 28, 2011

       FIXED AMOUNT:

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  October 25, 2006 through and including August
                                            25, 2011, and ending on the Termination Date, with No Adjustment.

              Fixed Rate Payer
              Payment Dates:                Early  Payment shall be  applicable.  The Fixed Rate Payer Payment Date shall be one  Business  Day prior to each Fixed  Rate Payer  Period End
                                            Date.

              Fixed Rate:                   5.30000%

              Fixed Rate Day
              Count Fraction:               30/360

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Floating Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  October 25, 2006 through and including August
                                            25, 2011, and ending on the Termination Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment
                                            Date  shall be one  Business  Day  prior to each  Floating  Rate  Payer
                                            Period End Date.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Spread:                       None

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates: The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.   Additional Provisions:                 Each party  hereto is hereby  advised and  acknowledges  that the other party has  engaged  in (or  refrained  from  engaging  in)  substantial financial  transactions  and has taken (or refrained from taking) other material  actions in reliance  upon the entry by the  parties  into the
                                            Transaction  being entered into on the terms and  conditions  set forth herein.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master  Agreement will apply to any
Transaction.

3)  Termination  Provisions.  For  purposes  of the ISDA  Form  Master Agreement:

(a)      "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)      "Specified  Transaction"  is not applicable to BSFP or  Counterparty  for any purpose,  and,  accordingly,
Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSFP or Counterparty.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)      The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)  Payments on Early Termination.  For the purpose of Section 6(e):

     (i) Market Quotation will apply.

     (ii)The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i) Tax Event.  The  provisions of Section  2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master  Agreement  shall not apply to BSFP or  Counterparty  and neither  BSFP nor the  Counterparty  shall be required to pay any  additional amounts referred to therein.

(j)  The provisions of Section 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of BSFP and the
Counterparty will make the following representations:

It is not  required  by any  applicable  law,  as  modified by the  practice  of any  relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest under Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

     (i) the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
     Master Agreement;

     (ii)the  satisfaction of the agreement  contained in Section  4(a)(iii) of the ISDA Form Master  Agreement and
     the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(iii) of the ISDA Form Master Agreement; and

     (iii) the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under Section  4(a)(iii) of the ISDA Form Master
     Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

         BSFP is a corporation  organized under the laws of the United States and its U.S. taxpayer  identification number is 13-3866307.

         The following representation will apply to the Counterparty:

         Deutsche  Bank Trust  Company  Americas is the Trustee for the benefit of RALI Series  2006-QA8  Trust,  a common law trust organized under the laws of the State of New York.

5) [Reserved]

6) Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a) (iii) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:
PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                     DATE BY WHICH TO
                                      CERTIFICATE                        BE DELIVERED
BSFP and                              Any  document  required  or        Promptly  after the  earlier of (i)
The Counterparty                      reasonably   requested   to        reasonable  demand by either  party
                                      allow  the  other  party to        or (ii)  learning that such form or
                                      make  payments  under  this        document is required
                                      Agreement    without    any
                                      deduction  or   withholding
                                      for  or on the  account  of
                                      any   Tax  or   with   such
                                      deduction  or   withholding
                                      at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  3(D) REPRESENTATION
BSFP and                 Any documents required by the   Upon the execution and        Yes
The Counterparty         receiving party to evidence     delivery of this Agreement
                         the authority of the            and such Confirmation
                         delivering party or its Credit
                         Support Provider, if any, for
                         it to execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support
                         Document, as the case may be
BSFP and the             A certificate of an             Upon the execution and        Yes
Counterparty             authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement.
BSFP                     Legal opinion(s) with respect   Upon the execution and        No
                         to such party and its Credit    delivery of this Agreement
                         Support Provider, if any, for   and any Confirmation
                         it reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.
BSFP                     A copy of the most recent       Promptly after request by     Yes
                         annual report of such           the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting
                         principles in the United
                         States or in the country in
                         which such party is organized

The Counterparty         Copies of closing documents     Promptly upon request by      Yes
                         delivered in connection with    BSFP
                         the issuance of the
                         Certificates Reference
                         Security (as defined above)
The Counterparty         Each other report or other      Promptly upon request by      Yes
                         document required to be         BSFP, or with respect to
                         delivered by or to the          any particular type of
                         Counterparty under the terms    report or other document as
                         of the Pooling and Servicing    to which BSFP has
                         Agreement, other than those     previously made request to
                         required to be delivered        receive all reports or
                         directly by the Supplemental    documents of that type,
                         Interest Trust Trustee or       promptly upon delivery or
                         Trustee to BSFP thereunder      receipt of such report or
                                                         document by the Counterparty
The Counterparty         Evidence, in form and           Upon execution and delivery   Yes
                         substance reasonably            of this Agreement
                         satisfactory to the other
                         party, that the party's
                         Process Agent acknowledges
                         its agreement to serve such
                         function
Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement

7)  Miscellaneous.

(a)      Address for Notices:  For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address: 383 Madison Avenue, New York, New York  10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address: Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, CA 92705
                  Attention:        Trust Administration, RALI Series 2006-QA8
                  Facsimile:        (714) 247-6285
                  Phone:            (714) 247-6000

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c)      Offices.  The  provisions  of  Section  10(a) of the ISDA  Form  Master  Agreement  will not apply to this
         Agreement;  neither  BSFP nor the  Counterparty  have any  Offices  other than as set forth in the Notices
         Section and BSFP agrees that,  for purposes of Section  6(b) of the ISDA Form Master  Agreement,  it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is BSFP.

(f)      Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)      Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty:  Not Applicable

(h)      Governing  Law. The parties to this ISDA  Agreement  hereby agree that this  Agreement will be governed by and  construed in  accordance  with the laws of the State of New York  without  reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law.

(i)      Non-Petition.  BSFP hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any  other  person  in  instituting  against  or cause any other  person  to  institute  against  the
         Counterparty,  any bankruptcy,  reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the United States,  or any other  jurisdiction  for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates  (as defined in the Pooling and  Servicing
         Agreement)  and the  expiration  of a period of one year  plus ten days (or,  if  longer,  the  applicable preference period) following such payment.

(j)      Non-Recourse  Provisions.  Notwithstanding  anything  to  the  contrary  contained  herein,  none  of  the
         Counterparty or any of its officers,  directors,  or shareholders  (the  "Non-recourse  Parties") shall be personally  liable for the payment by or on behalf of the Issuer  hereunder,  and BSFP shall be limited to a  proceeding  against  the  Collateral  or against  any other  third  party  other than the  Non-recourse
         Parties,  and BSFP shall not have the right to proceed  directly  against the Issuer for the  satisfaction of any monetary claim against the  Non-recourse  Parties or for any deficiency  judgment  remaining  after foreclosure of any property  included in such  Collateral and following the realization of the Collateral, any claims of BSFP shall be extinguished.

(k)      Severability.     If any term,  provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect and shall remain  applicable to all other parties  circumstances as if this Agreement had been  executed  with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement as so modified continues to express,  without material change, the original  intentions of the parties as to the subject  matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(l)      Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other  party of any and all  communications  between  officers or  employees  of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(m)      Waiver of Jury Trial.      Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement,  any Credit Support  Document or any of the transactions contemplated hereby.

(n)      Limited  Set-Off.  Notwithstanding  any  provision  of this  Agreement  or any  other  existing  or future agreement,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.
         The  provisions  for Set-off set forth in Section 6(e) of the ISDA Form Master  Agreement  shall not apply for purposes of this Transaction.

(o)      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

(p)      Supplemental  Interest Trust Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this  Agreement is executed and delivered by Deutsche Bank Trust Company  Americas
         ("Deutsche  Bank"),  not  individually or personally but solely as Supplemental  Interest Trust Trustee of the RALI Series  2006-QA8  Supplemental  Interest Trust (the  "Trust"),  in the exercise of the powers and authority  conferred  and  vested  in it  under  the  Pooling  and  Servicing  Agreement,  (b) each of the representations,  undertakings  and agreements  herein made on the part of the Trust are made and intended not as personal  representations,  undertakings  and  agreements by Deutsche Bank but is made and intended for the purpose of binding  only the  Counterparty,  (c) nothing  herein  contained  shall be construed as creating any  liability on Deutsche  Bank,  individually  or  personally,  to perform any covenant  either expressed or implied contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve  Deutsche Bank from  performing its duties and  obligations  under the Pooling and
         Servicing  Agreement  in  accordance  with  the  standard  of care set  forth  therein,  and (d)  under no circumstances  shall Deutsche Bank be personally  liable for the payment of any  indebtedness  or expenses of the  Counterparty  or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

8)  "Affiliate"  will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided  that
BSFP shall not be deemed to have any Affiliates for purposes of this  Agreement,  including for purposes of Section
6(b)(ii) of the ISDA Form Master Agreement.

9) Section 3 of the ISDA Form  Master  Agreement  is hereby  amended  by adding at the end  thereof  the  following subsection (g):

         "(g)     Relationship Between Parties.

                           Each  party  represents  to  the  other  party  on  each  date  when  it  enters  into a
                           Transaction that:--

                  (1)  Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the  representations  expressly made in this  Agreement  or the  Confirmation  in  respect  of that  Transaction  and (ii) it has consulted with its own legal,  regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding.

                  (i) It has the  capacity to evaluate  (internally  or through  independent  professional  advice)
                  the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings or  investments,  hedging its underlying  assets or  liabilities or in connection  with a line of business.

                  (4) Principal.  BSFP is entering into the  Transaction  as principal,  and not as agent or in any other  capacity,  fiduciary or otherwise and Deutsche  Bank Trust  Company  Americas is acting as supplemental  interest  trust  trustee  of the  supplemental  interest  trust  created  under the
                  Pooling and Servicing Agreement and not for its own account.

                  (5)  Eligible  Contract  Participant.  It is an  "eligible  swap  participant"  as  such  term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated  under,  an and
                  "eligible  contract  participant" as defined in Section 1(a)(12) of, the Commodity  Exchange Act, as amended,  and it is entering into the  Transaction for the purposes of managing its borrowings or  investments,  hedging its underlying  assets or  liabilities or in connection  with a line of business."

10) Additional Termination Events.  The following Additional Termination Events will apply:

(a) If a Rating Agency  Downgrade has occurred and BSFP has not complied with Section 11 below,  then an Additional
Termination  Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected  Party with respect to such an Additional Termination Event.

(b) If the Trust is unable to pay the Class A  Certificates  or fails or admits in writing its inability to pay its
Class A Certificates as they become due, then an Additional  Termination  Event shall have occurred with respect to
Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(c) If at any time,  the Master  Servicer  provides  notice that it will  purchase the Mortgage  Loans  pursuant to
Section 9.01 of the Pooling and  Servicing  Agreement,  then an  Additional  Termination  Event shall have occurred with respect to  Counterparty  and  Counterparty  shall be the sole Affected Party with respect to such  Additional
Termination  Event;  provided that  notwithstanding  anything in the first sentence of Section 6(d)(ii) of the ISDA
Form  Master  Agreement  to the  contrary,  the  amount  calculated  as being  due in  respect  of such  Additional
Termination  Event  shall be payable on the  Distribution  Date upon  which the final  distribution  is made to the
Certificateholders.

(d) Without the prior  written  consent of BSFP,  where such  consent is required  under the Pooling and  Servicing
Agreement  and which  shall not be  unreasonably  withheld,  Counterparty  shall not  consent to any  amendment  or supplemental  agreement to the Pooling and Servicing  Agreement if such amendment or  supplemental  agreement could reasonably  be expected to have an adverse  effect on the  interests of BSFP.  Counterparty  will furnish to BSFP a copy of each  proposed and each  executed  amendment or  supplemental  agreement  and copies of any related  Rating
Agency  confirmation  therewith,  if any. The failure by Counterparty to comply with the above shall  constitute an
Additional  Termination  Event  hereunder,  upon  which  Counterparty  shall be the  sole  Affected  Party  and all
Transactions hereunder shall be Affected Transactions.

(e) Swap  Disclosure  Event.  If, upon the  occurrence  of a Swap  Disclosure  Event (as defined in Section  12(ii)
below),  BSFP has not,  within 10 days after such Swap  Disclosure  Event  complied with any of the  provisions set forth in Section 12(iii) below,  then an Additional  Termination Event shall have occurred with respect to BSFP and
BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

11) Rating  Agency  Downgrade.   In the event that BSFP's  long-term  unsecured and  unsubordinated  debt rating is reduced  below "AA-" by S&P or its  long-term  unsecured  and  unsubordinated  debt rating is  withdrawn or reduced below "Aa3" by Moody's (and  together with S&P, the "Swap Rating  Agency",  and such rating  thresholds,  "Approved
Rating  Thresholds"),  then within 30 days after such rating withdrawal or downgrade (unless,  within 30 days after such  withdrawal or downgrade,  each such Swap Rating Agency,  as  applicable,  has  reconfirmed  the rating of the
Certificates,  which was in effect  immediately  prior to such  withdrawal or  downgrade),  BSFP shall,  at its own expense,  subject to the Rating  Agency  Condition,  (i) transfer  this  Agreement to another  entity that meets or exceeds the Approved  Rating  Thresholds on terms  substantially  similar to this  Agreement (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating  Thresholds,  to honor,  BSFP's obligations under this  Agreement  (iii) post  collateral  which will be  sufficient  to restore the  immediate  prior ratings of the
Certificates  or (iv) take any other action that  satisfies the Rating Agency  Condition.  In the event that BSFP's long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "BBB-" by S&P, then within 10
Business Days after such rating  withdrawal or downgrade,  BSFP shall,  subject to the Rating Agency  Condition and at its own expense,  (i) secure  another  entity to replace BSFP as party to this  Agreement  that meets or exceeds the Approved  Rating  Thresholds on terms  substantially  similar to this  Agreement  (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating  Thresholds,  to honor,  BSFP's  obligations  under this
Agreement  or (iii) take any other  action  that  satisfies  the Rating  Agency  Condition.  For  purposes  of this provision,  "Rating  Agency  Condition"  means,  with  respect to any  particular  proposed  act or omission to act hereunder  that the  party  acting or  failing  to act must  consult  with each of the Swap  Rating  Agencies  then providing  a rating  of the  Certificates  and  receive  from  each of the Swap  Rating  Agencies  a prior  written confirmation  that the proposed action or inaction would not cause a downgrade,  qualification or withdrawal of the then-current rating of the Certificates.

12)  Compliance with Regulation AB.

(i) BSFP agrees and  acknowledges  that  Residential  Funding  Corporation  or its  affiliates  (the  "Sponsor") is required  under  Regulation AB under the Securities  Act of 1933, as amended,  and the  Securities  Exchange Act of
1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial  information  regarding BSFP or its group of affiliated entities, if applicable,  depending on the aggregate  "significance  percentage" of this
Agreement and any other derivative contracts between BSFP or its group of affiliated entities,  if applicable,  and
Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event ("Swap  Disclosure  Event") if, on any Business Day after the date hereof,
Sponsor  requests  from BSFP the  applicable  financial  information  described in Item 1115 of Regulation AB (such request to be based on a reasonable  determination  by Sponsor,  in good faith,  that such  information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii) Upon the occurrence of a Swap Disclosure  Event,  BSFP, at its own expense,  shall (a) provide to Sponsor the
Swap  Financial  Disclosure,  (b)  secure  another  entity  to  replace  BSFP as party to this  Agreement  on terms substantially  similar to this  Agreement  and subject to prior  notification  to the Swap Rating  Agencies,  which entity (or a guarantor  therefor)  satisfies  the Rating  Agency  Condition and which entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB or (c)  obtain a  guaranty  of  BSFP's  obligations  under  this
Agreement  from an  affiliate  of the  BSFP  that is able to  comply  with  the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such that  disclosure  provided  in respect of the  affiliate  will satisfy any  disclosure  requirements  applicable  to BSFP,  and cause such  affiliate  to provide  Swap  Financial
Disclosure.   If  permitted  by  Regulation  AB,  any  required  Swap  Financial  Disclosure  may  be  provided  by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that,  in the event that BSFP  provides Swap  Financial  Disclosure to Sponsor in accordance  with
Section  11(iii)(a) or causes its  affiliate to provide Swap  Financial  Disclosure  to Sponsor in accordance  with
Section  11(iii)(c),  it will indemnify and hold harmless  Sponsor,  its  respective  directors or officers and any person  controlling  Sponsor,  from and against any and all losses,  claims,  damages and liabilities caused by any untrue  statement or alleged untrue  statement of a material fact  contained in such Swap  Financial  Disclosure or caused by any omission or alleged  omission to state in such Swap Financial  Disclosure a material fact required to be stated  therein or necessary to make the  statements  therein,  in light of the  circumstances  under which they were made, not misleading.

13) Third Party Beneficiary.  Sponsor shall be a third party beneficiary of this Agreement.

14)  Transfer,  Amendment  and  Assignment.  No  transfer,  amendment,  waiver,  supplement,  assignment  or  other modification  of this  Transaction  shall be  permitted by either  party  (other than a change of  Counterparty  in connection  with a change of Trustee or  Supplemental  Interest  Trust Trustee in  accordance  with the Pooling and
Servicing  Agreement)  unless (i) each Moody's  Investors  Service,  Inc.  ("Moody's")  and Standard and Poor's,  a
Division of the McGraw Hill  Companies  ("S&P"),  has been  provided  notice of the same,  and  confirms in writing
(including  by facsimile  transmission)  that it will not  downgrade,  qualify,  withdraw or  otherwise  modify its then-current  rating of the Residential  Accredit Loans, Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-QA8 (the "Certificates").

          NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES
          INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER ON THIS AGREEMENT OR ANY  TRANSACTION
          COVERED HEREBY.

5.     Account Details and
       Settlement Information:              PAYMENTS TO BSFP:
                                                   Citibank, N.A., New York
                                                   ABA Number: 021-0000-89, for the account of
                                                   Bear, Stearns Securities Corp.
                                                   Account Number: 0925-3186, for further credit to
                                                   Bear Stearns Financial Products Inc.
                                                   Sub-account  Number: 102-04654-1-3
                                                   Attention: Derivatives Department

                                                   PAYMENTS TO COUNTERPARTY:
                                                   Deutsche Bank Trust Company Americas
                                                   ABA Number: 021001033
                                                   Account Number: 01419663
                                                   Account Name: NYLTD Funds Control - Stars West
                                                   Ref: RALI 2006-QA8

lm/am

                                                        SCHEDULE I
                   (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                                           NOTIONAL AMOUNT
          FROM AND INCLUDING                        TO BUT EXCLUDING                            (USD)
            Effective Date                            25-Oct-2006                           784,000,000.00
              25-Oct-2006                             25-Nov-2006                           760,964,429.26
              25-Nov-2006                             25-Dec-2006                           738,605,245.63
              25-Dec-2006                             25-Jan-2007                           716,902,598.97
              25-Jan-2007                             25-Feb-2007                           695,837,221.50
              25-Feb-2007                             25-Mar-2007                           675,390,410.59
              25-Mar-2007                             25-Apr-2007                           655,544,012.33
              25-Apr-2007                             25-May-2007                           636,280,405.33
              25-May-2007                             25-Jun-2007                           617,582,485.15
              25-Jun-2007                             25-Jul-2007                           599,433,649.16
              25-Jul-2007                             25-Aug-2007                           581,817,781.75
              25-Aug-2007                             25-Sep-2007                           564,719,240.14
              25-Sep-2007                             25-Oct-2007                           548,122,840.44
              25-Oct-2007                             25-Nov-2007                           532,013,844.24
              25-Nov-2007                             25-Dec-2007                           516,377,945.49
              25-Dec-2007                             25-Jan-2008                           501,201,257.91
              25-Jan-2008                             25-Feb-2008                           486,470,302.58
              25-Feb-2008                             25-Mar-2008                           472,171,996.06
              25-Mar-2008                             25-Apr-2008                           458,293,638.74
              25-Apr-2008                             25-May-2008                           444,822,903.66
              25-May-2008                             25-Jun-2008                           431,747,825.48
              25-Jun-2008                             25-Jul-2008                           419,056,789.97
              25-Jul-2008                             25-Aug-2008                           406,738,523.64
              25-Aug-2008                             25-Sep-2008                           394,782,083.80
              25-Sep-2008                             25-Oct-2008                           383,176,848.79
              25-Oct-2008                             25-Nov-2008                           371,912,508.65
              25-Nov-2008                             25-Dec-2008                           360,979,055.91
              25-Dec-2008                             25-Jan-2009                           350,366,776.76
              25-Jan-2009                             25-Feb-2009                           340,066,242.39
              25-Feb-2009                             25-Mar-2009                           330,068,300.68
              25-Mar-2009                             25-Apr-2009                           320,364,068.07
              25-Apr-2009                             25-May-2009                           310,944,921.66
              25-May-2009                             25-Jun-2009                           301,802,491.59
              25-Jun-2009                             25-Jul-2009                           292,928,653.59
              25-Jul-2009                             25-Aug-2009                           284,315,530.41
              25-Aug-2009                             25-Sep-2009                           275,952,643.19
              25-Sep-2009                             25-Oct-2009                           267,835,396.40
              25-Oct-2009                             25-Nov-2009                           259,956,706.64
              25-Nov-2009                             25-Dec-2009                           252,309,567.97
              25-Dec-2009                             25-Jan-2010                           244,887,180.12
              25-Jan-2010                             25-Feb-2010                           237,682,942.38
              25-Feb-2010                             25-Mar-2010                           230,690,447.80
              25-Mar-2010                             25-Apr-2010                           223,903,477.50
              25-Apr-2010                             25-May-2010                           217,315,995.12
              25-May-2010                             25-Jun-2010                           210,922,141.53
              25-Jun-2010                             25-Jul-2010                           204,716,229.52
              25-Jul-2010                             25-Aug-2010                           198,692,738.89
              25-Aug-2010                             25-Sep-2010                           192,846,311.44
              25-Sep-2010                             25-Oct-2010                           187,171,746.26
              25-Oct-2010                             25-Nov-2010                           181,663,995.16
              25-Nov-2010                             25-Dec-2010                           176,318,158.08
              25-Dec-2010                             25-Jan-2011                           171,129,478.86
              25-Jan-2011                             25-Feb-2011                           166,093,340.93
              25-Feb-2011                             25-Mar-2011                           161,205,263.27
              25-Mar-2011                             25-Apr-2011                           156,460,896.40
              25-Apr-2011                             25-May-2011                           151,856,018.54
              25-May-2011                             25-Jun-2011                           147,386,531.85
              25-Jun-2011                             25-Jul-2011                           143,048,458.80
              25-Jul-2011                             25-Aug-2011                           138,837,938.64
              25-Aug-2011                           Termination Date                        134,740,995.45